UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2263
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Waddell & Reed Advisors Retirement Shares, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Retirement Shares

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors and Officers
39	Annual Privacy Notice
41	Proxy Voting Information
41	Quarterly Portfolio Schedule Information
42	Householding Notice
42	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Retirement Shares, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Retirement Shares
      June 30, 2007

Below, Charles W. Hooper, Jr., portfolio manager of Waddell & Reed Advisors Retirement Shares, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2007. Mr. Hooper has managed the Fund for eight years and has 39 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 19.88 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007. This was less than the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks), which climbed 20.59 percent for the same period, but more than the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of bonds), which increased 6.02 percent for the year and more than the Lipper Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 14.31 percent for the period. Multiple indexes are presented because the Fund invests in both stocks and bonds, as well as other securities.

Equities drove results

The equity portion of the Fund - approximately 90 percent of assets for much of the fiscal year (see pie chart on page 11 for breakdown as of June 30, 2007) - generally performed in line with the S&P 500 over the preceding 12 months. Since the Fund had a fixed-income component, our overall performance return was less than that of our equity benchmark for the fiscal year. We outpaced our peer group, primarily because our bond market position was relatively small, as we felt the equity market would outperform the fixed income market. Finally, our overweight positions in energy, as well as other sectors which will be discussed later, were important reasons why we outperformed the Lipper Flexible Portfolio Funds Universe Average. The weighting of the energy sector in the Fund was significantly higher than our equity benchmark at the end of the fiscal year.

The Federal Reserve has not raised interest rates for a year now, which has provided a favorable backdrop for the equity market. Foreign central banks have continued to raise interest rates, however, over the past year. Nonetheless, the global economic boom continues as unemployment rates have fallen in just about every country in the world and economic growth, particularly in developing economies, has been solid. While U.S. corporate profit growth has showed signs of slowing, robust merger and acquisition activity and private equity transactions continued to provide valuation support to equities in the U.S. and around the world.

Bond Portfolio Characteristics
As of 6-30-07

Average maturity	6.41 years
Effective duration	5.03 years
Weighted average bond rating	A

Energy stocks drove equities

We continue to have an overweight position in the energy sector, which has been the case for several years. The past 12 months has been volatile for the sector. The third quarter in 2006 was particularly tough for energy investments as hedge funds were anticipating another rough hurricane season last summer and when that did not materialize they liquidated their positions and drove the price of oil down, which helped to set up a good fourth quarter rally in the group. After oil briefly touched approximately $50 per barrel early in the first quarter of 2007, the energy sector has been a very strong performer in 2007. Absent a sustained slowdown in the U.S./global economy, we believe that the long-term supply/demand characteristics for oil and natural gas are very positive. We applied an opportunistic strategy by increasing our position in the energy sector during the third quarter of 2006, then again in the early part of 2007. We were again opportunistic in late February and in early March of this year when the Shanghai Stock Index dropped 9 percent in one day. We reacted to this drop by increasing our equity weighting and decreasing our fixed income exposure. Similarly, with the contraction of subprime lending during the quarter, the financial sector corrected reflecting those concerns and we increased our position somewhat at that time, but remain underweighted in the sector. We do feel that the housing sector will continue to remain a concern for a while.

Global growth engines

In addition to the energy sector, we have an overweight position in the materials and industrial sectors as well as information technology. The materials and industrial sectors are beneficiaries of the booming infrastructure markets in the Asia/Pacific regions and elsewhere around the world. The information technology sector has benefited from strong corporate cash flows and the need for companies to upgrade their technology resources. We also have a favorable opinion of the health care sector due in part to the aging of the baby boom generation, which we feel will create demand for health care services and products.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Apache Corporation	Energy	NYSE Group, Inc.	Business Equipment and Services
Transocean Inc.	Energy	Apache Corporation	Energy
Delta Petroleum Corporation	Energy	Google Inc., Class A	Business Equipment and Services
Boeing Company (The)	Technology	Newfield Exploration Company	Energy
Las Vegas Sands, Inc.	Consumer Services	Norfolk Southern Corporation	Transportation
General Dynamics Corporation	Technology	Apple Inc.	Technology
Rowan Companies, Inc.	Energy	Companhia vale do Rio Doce, ADR	Raw Materials
Adobe Systems Incorporated	Technology	Ultra Petroleum Corp.	Energy
UBS AG	Financial Services	XTO Energy Inc.	Energy
Deutsche Borse AG	Financial Services	Transocean Inc.	Energy

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our outlook

With the core inflation rate in a decelerating trend currently, which we feel could continue given the housing industry woes, the backdrop for a relatively benign interest rate environment is present. Additionally, we remain optimistic about the global prospects for economic growth and currently have a constructive view of the equity market. However, we also spend a lot of time focusing on the potential risks to this positive investment climate in an effort to preserve our shareholders' assets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Retirement Shares, Inc., Class A Shares (1)	$18,939
S&P 500 Index	$19,913
Citigroup Treasury/Government Sponsored/Credit Index	$18,122
Lipper Flexible Portfolio Funds Universe Average	$20,817

		W&R ADVISORS RETIREMENT SHARES FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY/ GOVT. SPONSORED/ CREDIT INDEX	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

JUNE	1997	9,425	10,000	10,000	10,000
JUNE	1998	10,787	13,021	11,135	11,821
JUNE	1999	12,161	15,979	11,431	13,009
JUNE	2000	17,457	17,151	11,914	14,776
JUNE	2001	13,361	14,601	13,261	14,276
JUNE	2002	10,827	11,970	14,336	13,050
JUNE	2003	11,489	12,001	16,253	13,332
JUNE	2004	12,881	14,296	16,156	15,298
JUNE	2005	14,018	15,200	17,355	16,626
JUNE	2006	15,798	16,513	17,093	18,211
JUNE	2007	18,939	19,913	18,122	20,817

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	12.99%	14.65%	18.90%	20.17%
5-year period ended 6-30-07	10.52%	10.52%	10.76%	12.20%
10-year period ended 6-30-07	6.60%	–	–	7.53%
Since inception of Class (3) through 6-30-07	–	4.38%	4.45%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Retirement Shares

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,134.10	1.18%	$6.30
Class B	1,000	1,126.60	2.19	11.48
Class C	1,000	1,128.80	2.07	10.96
Class Y	1,000	1,134.00	0.87	4.59
Based on 5% Return (2)
Class A	$1,000	$1,018.92	1.18%	$5.96
Class B	1,000	1,013.95	2.19	10.88
Class C	1,000	1,014.52	2.07	10.37
Class Y	1,000	1,020.47	0.87	4.34

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF RETIREMENT SHARES

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Retirement Shares, Inc. had net assets totaling $599,646,882 invested in a diversified portfolio of:

75.47%	Domestic Common Stocks
12.64%	Foreign Common Stocks
9.69%	United States Government and Government Agency Obligations
1.13%	Cash and Cash Equivalents
1.07%	Preferred Stocks

Asset Allocation

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Stocks	$88.11
Technology Stocks	$23.29
Energy Stocks	$16.26
Financial Services Stocks	$8.74
Raw Materials Stocks	$6.45
Transportation Stocks	$5.96
Retail Stocks	$5.73
Business Equipment and Services Stocks	$5.17
Capital Goods Stocks	$3.59
Utilities Stocks	$3.04
Health Care Stocks	$2.95
Consumer Services Stocks	$2.41
Consumer Durables Stocks	$2.40
Miscellaneous Stocks	$2.12
Bonds	$9.69
United States Government and Government Agency Obligations	$9.69
Cash and Cash Equivalents	$1.13
Preferred Stocks	$1.07

The Investments of Retirement Shares
June 30, 2007
COMMON STOCKS	Shares	Value

Air Transportation - 2.20%
AMR Corporation*	250,000	$6,587,500
Gol Linhas Aereas Inteligentes S.A., ADR	200,000	6,598,000
		13,185,500
Aircraft - 2.61%
Boeing Company (The)	100,000	9,616,000
United Technologies Corporation	85,000	6,029,050
		15,645,050
Beverages - 0.87%
Anheuser-Busch Companies, Inc.	100,000	5,216,000

Business Equipment and Services - 2.12%
Akamai Technologies, Inc.*	130,000	6,325,150
Bucyrus International, Inc., Class A	90,000	6,366,600
		12,691,750
Capital Equipment - 2.81%
Illinois Tool Works Inc.	150,000	8,128,500
Joy Global Inc.	150,000	8,756,250
		16,884,750
Chemicals - Petroleum and Inorganic - 2.28%
E.I. du Pont de Nemours and Company	150,000	7,626,000
UAP Holding Corp.	200,000	6,029,000
		13,655,000
Coal - 0.70%
Evergreen Energy Inc.*	700,000	4,221,000

Communications Equipment - 4.40%
Corning Incorporated	325,000	8,303,750
Marvell Technology Group Ltd.*	425,000	7,743,500
Nokia Corporation, Series A, ADR	175,000	4,919,250
QUALCOMM Incorporated	125,000	5,421,875
		26,388,375
Computers - Main and Mini - 1.11%
Hewlett-Packard Company	150,000	6,693,000

Computers - Micro - 2.01%
Apple Inc.*	60,000	7,323,600
Sun Microsystems, Inc.*	900,000	4,734,000
		12,057,600
Computers - Peripherals - 2.49%
Adobe Systems Incorporated*	225,000	9,029,250
Citrix Systems, Inc.*	175,000	5,895,750
		14,925,000
Defense - 2.52%
DRS Technologies, Inc.	100,000	5,727,000
General Dynamics Corporation	120,000	9,386,400
		15,113,400
Electrical Equipment - 0.78%
Emerson Electric Co.	100,000	4,680,000

Electronic Components - 8.15%
Broadcom Corporation, Class A*	225,000	6,579,000
MEMC Electronic Materials, Inc.*	125,000	7,640,000
Maxim Integrated Products, Inc.	150,000	5,012,250
Microchip Technology Incorporated	175,000	6,485,500
SanDisk Corporation*	160,000	7,829,600
Silicon Laboratories Inc.*	225,000	7,785,000
Texas Instruments Incorporated	200,000	7,526,000
		48,857,350
Food and Related - 0.58%
Sara Lee Corporation	200,000	3,480,000

Health Care - Drugs - 2.06%
Abbott Laboratories	75,000	4,016,250
Genentech, Inc.*	110,000	8,322,600
		12,338,850
Health Care - General - 0.89%
Cooper Companies, Inc. (The)	100,000	5,332,000

Hotels and Gaming - 2.41%
Las Vegas Sands, Inc.*	125,000	9,548,750
Pinnacle Entertainment, Inc.*	175,000	4,926,250
		14,475,000
Insurance - Property & Casualty - 0.87%
Ambac Financial Group, Inc.	60,000	5,231,400

Mining - 3.24%
Cameco Corporation	165,000	8,372,100
Freeport-McMoRan Copper & Gold Inc., Class B	60,000	4,969,200
Rio Tinto plc, ADR	20,000	6,122,400
		19,463,700
Motor Vechiles - 2.40%
Ford Motor Company	950,000	8,949,000
Honda Motor Co., Ltd., ADR	150,000	5,443,500
		14,392,500
Multiple Industry - 0.67%
Continental Resources, Inc.*	250,000	4,000,000

Petroleum - Canada - 2.69%
Bill Barrett Corporation*	165,000	6,076,950
Delta Petroleum Corporation*	500,000	10,040,000
		16,116,950
Petroleum - Domestic - 0.87%
Chesapeake Energy Corporation	150,000	5,190,000

Petroleum - International - 3.33%
Apache Corporation	150,000	12,238,500
Ultra Petroleum Corp.*	140,000	7,733,600
		19,972,100
Petroleum - Services - 8.67%
GlobalSanteFe Corporation	80,000	5,780,000
Halliburton Company	200,000	6,900,000
Input/Output, Inc.*	325,000	5,073,250
National Oilwell Varco, Inc.*	75,000	7,818,000
Rowan Companies, Inc.	225,000	9,220,500
Transocean Inc.*	110,000	11,657,800
Weatherford International Ltd.*	100,000	5,524,000
		51,973,550
Railroad - 3.76%
Burlington Northern Santa Fe Corporation	100,000	8,514,000
Norfolk Southern Corporation	125,000	6,571,250
Union Pacific Corporation	65,000	7,484,750
		22,570,000
Retail - General Merchandise - 0.89%
Saks Incorporated*	250,000	5,337,500

Retail - Specialty Stores - 4.84%
Best Buy Co., Inc.	150,000	7,000,500
Chico's FAS, Inc.*	200,000	4,868,000
Coldwater Creek Inc.*	225,000	5,224,500
Dick's Sporting Goods, Inc.*	70,000	4,071,900
Home Depot, Inc. (The)	200,000	7,870,000
		29,034,900
Security and Commodity Brokers - 7.87%
Bear Stearns Companies Inc. (The)	60,000	8,400,000
Deutsche Borse AG	80,000	8,986,939
Goldman Sachs Group, Inc. (The)	40,000	8,670,000
Merrill Lynch & Co., Inc.	70,000	5,850,600
NYMEX Holdings, Inc.	50,000	6,281,500
UBS AG	150,000	9,001,500
		47,190,539
Steel - 0.93%
Companhia Vale do Rio Doce, ADR*	125,000	5,568,750

Timesharing and Software - 3.05%
Cognizant Technology Solutions Corporation, Class A*	75,000	5,629,875
Google Inc., Class A*	17,000	8,897,290
MVC Capital, Inc.	200,000	3,762,000
		18,289,165
Utilities - Electric - 0.85%
Exelon Corporation	70,000	5,082,000

Utilities - Gas and Pipeline - 0.93%
Southwestern Energy Company*	125,000	5,562,500

Utilities - Telephone - 1.26%
China Mobile (Hong Kong) Limited, ADR	140,000	7,546,000

TOTAL COMMON STOCKS - 88.11%		$528,361,179

(Cost: $456,689,289)

PREFERRED STOCKS - 1.07%

Mining
Freeport-McMoRan Copper & Gold Inc.	50,000	$6,425,000
(Cost: $5,000,000)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal Amount in Thousands

Agency Obligation - 0.64%
National Archives Facility Trust,
8.5%, 9-1-19	$3,288	3,839,157

Mortgage-Backed Obligations - 0.19%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.5%, 12-1-31	705	719,666
6.5%, 1-1-32	401	409,009
		1,128,675
Treasury Obligations - 8.86%
United States Treasury Notes:
4.5%, 4-30-09	10,000	9,932,030
4.5%, 3-31-12	5,000	4,908,595
4.25%, 8-15-14	20,000	19,131,240
4.25%, 8-15-15	10,000	9,488,280
4.625%, 2-15-17	10,000	9,684,380
		53,144,525

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 9.69%		$58,112,357

(Cost: $58,830,870)

SHORT-TERM SECURITIES - 1.18%

Utilities - Telephone
Verizon Communications Inc.,
5.37%, 7-2-07	7,041	$7,039,950
(Cost: $7,039,950)

TOTAL INVESTMENT SECURITIES - 100.05%		$599,938,486

(Cost: $527,560,109)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)		(291,604)

NET ASSETS - 100.00%		$599,646,882

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      RETIREMENT SHARES
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $527,560) (Notes 1 and 3)	$599,938
Receivables:
Investment securities sold	4,132
Dividends and interest	1,198
Fund shares sold	379
Prepaid and other assets	37

Total assets	605,684

LIABILITIES
Payable for investment securities purchased	4,198
Payable to Fund shareholders	1,492
Accrued shareholder servicing (Note 2)	119
Accrued service fee (Note 2)	117
Accrued management fee (Note 2)	21
Accrued accounting services fee (Note 2)	14
Accrued distribution fee (Note 2)	2
Due to custodian	–	*
Other	74

Total liabilities	6,037

Total net assets	$599,647

NET ASSETS
$0.01 par value capital stock:
Capital stock	$639
Additional paid-in capital	684,241
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	683
Accumulated undistributed net realized loss on investment transactions	(158,294)
Net unrealized appreciation in value of investments	72,378

Net assets applicable to outstanding units of capital	$599,647

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.40
Class B	$8.99
Class C	$9.03
Class Y	$9.45
Capital shares outstanding:
Class A	60,375
Class B	2,196
Class C	663
Class Y	644
Capital shares authorized	300,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      RETIREMENT SHARES
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$5,593
Dividends (net of foreign withholding taxes of $158)	5,064

Total income	10,657

Expenses (Note 2):
Investment management fee	4,089
Service fee:
Class A	1,357
Class B	51
Class C	15
Shareholder servicing:
Class A	1,185
Class B	97
Class C	22
Class Y	10
Distribution fee:
Class A	22
Class B	154
Class C	44
Accounting services fee	162
Custodian fees	22
Legal fees	22
Audit fees	21
Other	233

Total	7,506
Less waiver of investment management fee (Notes 2 and 7)	(219)

Total expenses	7,287

Net investment income	3,370

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	61,911
Realized net loss on futures contracts	(118)
Realized net loss on foreign currency transactions	(2)

Realized net gain on investments	61,791
Unrealized appreciation in value of investments during the period	39,882

Net gain on investments	101,673

Net increase in net assets resulting from operations	$105,043

See Notes to Financial Statements.

Statement of Changes in Net Assets
      RETIREMENT SHARES
      (In Thousands)

	For the fiscal year ended June 30,
	2007	2006

DECREASE IN NET ASSETS
Operations:
Net investment income	$3,370	$2,676
Realized net gain on investments	61,791	79,554
Unrealized appreciation (depreciation)	39,882	(6,577)

Net increase in net assets resulting from operations	105,043	75,653

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(3,573)	(1,715)
Class B	(8)	(–)
Class C	(4)	(–)
Class Y	(61)	(39)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(3,646)	(1,754)

Capital share transactions (Note 5)	(109,771)	(79,756)

Total decrease	(8,374)	(5,857)
NET ASSETS
Beginning of period	608,021	613,878

End of period	$599,647	$608,021

Undistributed net investment income	$683	$961

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      RETIREMENT SHARES
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$7.90	$7.03		$6.46		$5.77		$5.48

Income from investment operations:
Net investment income	0.06	0.04		0.00		0.01		0.03
Net realized and unrealized gain on investments	1.49	0.85		0.57		0.69		0.30

Total from investment operations	1.55	0.89		0.57		0.70		0.33

Less distributions from:
Net investment income	(0.05)	(0.02)		(0.00)		(0.01)		(0.04)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.05)	(0.02)		(0.00)		(0.01)		(0.04)

Net asset value, end of period	$9.40	$7.90		$7.03		$6.46		$5.77

Total return(1)	19.88%	12.70%		8.82%		12.12%		6.11%
Net assets, end of period (in millions)	$568	$572		$578		$659		$637
Ratio of expenses to average net assets including expense waiver	1.21%	1.24%		1.27%		1.25%		1.28%
Ratio of net investment income to average net assets including expense waiver	0.62%	0.46%		0.03%		0.14%		0.55%
Ratio of expenses to average net assets excluding expense waiver	1.25%	1.24	%(2)	1.27	%(2)	1.25	%(2)	1.28	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.58%	0.46	%(2)	0.03	%(2)	0.14	%(2)	0.55	%(2)
Portfolio turnover rate	184%	211%		202%		273%		219%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      RETIREMENT SHARES
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$7.58	$6.80		$6.31		$5.70		$5.42

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.08)		(0.10)		(0.06)		(0.04)
Net realized and unrealized gain on investments	1.57	0.86		0.59		0.67		0.32

Total from investment operations	1.41	0.78		0.49		0.61		0.28

Less distributions from:
Net investment income	(0.00)*	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.00)*	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$8.99	$7.58		$6.80		$6.31		$5.70

Total return	18.65%	11.47%		7.77%		10.70%		5.17%
Net assets, end of period (in millions)	$20	$23		$24		$26		$23
Ratio of expenses to average net assets including expense waiver	2.22%	2.25%		2.33%		2.33%		2.43%
Ratio of net investment loss to average net assets including expense waiver	-0.40%	-0.55%		-1.03%		-0.94%		-0.60%
Ratio of expenses to average net assets excluding expense waiver	2.26%	2.25	%(1)	2.33	%(1)	2.33	%(1)	2.43	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.44%	-0.55	%(1)	-1.03	%(1)	-0.94	%(1)	-0.60	%(1)
Portfolio turnover rate	184%	211%		202%		273%		219%

*Not shown due to rounding.
(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      RETIREMENT SHARES
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$7.60	$6.81		$6.32		$5.70		$5.42

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.05)		(0.09)		(0.03)		(0.04)
Net realized and unrealized gain on investments	1.53	0.84		0.58		0.65		0.32

Total from investment operations	1.44	0.79		0.49		0.62		0.28

Less distributions from:
Net investment income	(0.01)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.01)	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$9.03	$7.60		$6.81		$6.32		$5.70

Total return	18.90%	11.60%		7.75%		10.88%		5.17%
Net assets, end of period (in millions)	$6	$6		$6		$7		$5
Ratio of expenses to average net assets including expense waiver	2.11%	2.16%		2.23%		2.23%		2.36%
Ratio of net investment loss to average net assets including expense waiver	-0.29%	-0.46%		-0.93%		-0.85%		-0.53%
Ratio of expenses to average net assets excluding expense waiver	2.15%	2.16	%(1)	2.23	%(1)	2.23	%(1)	2.36	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.33%	-0.46	%(1)	-0.93	%(1)	-0.85	%(1)	-0.53	%(1)
Portfolio turnover rate	184%	211%		202%		273%		219%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      RETIREMENT SHARES
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$7.94	$7.07		$6.47		$5.78		$5.48

Income from investment operations:
Net investment income	0.09	0.06		0.02		0.03		0.06
Net realized and unrealized gain on investments	1.50	0.86		0.58		0.68		0.30

Total from investment operations	1.59	0.92		0.60		0.71		0.36

Less distributions from:
Net investment income	(0.08)	(0.05)		(0.00)		(0.02)		(0.06)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.08)	(0.05)		(0.00)		(0.02)		(0.06)

Net asset value, end of period	$9.45	$7.94		$7.07		$6.47		$5.78

Total return	20.17%	12.98%		9.27%		12.31%		6.68%
Net assets, end of period (in millions)	$6	$7		$6		$2		$1
Ratio of expenses to average net assets including expense waiver	0.89%	0.91%		0.92%		0.93%		0.93%
Ratio of net investment income to average net assets including expense waiver	0.93%	0.80%		0.38%		0.48%		0.92%
Ratio of expenses to average net assets excluding expense waiver	0.93%	0.91	%(1)	0.92	%(1)	0.93	%(1)	0.93	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.89%	0.80	%(1)	0.38	%(1)	0.48	%(1)	0.92	%(1)
Portfolio turnover rate	184%	211%		202%		273%		219%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Retirement Shares, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of the Fund's investment manager, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

      F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is as follows: 0.65% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. During the fiscal year ended June 30, 2007, the amount waived was $219,011.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $435,155. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2007, W&R received $490, $17,015 and $495 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $263,368 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, the Fund paid Directors' regular compensation of $36,920, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $960,112,290, while proceeds from maturities and sales aggregated $1,021,912,971. Purchases of short-term securities and U.S. government obligations aggregated $3,952,664,535 and $29,761,914, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $3,976,976,172 and $26,117,737, respectively.

For Federal income tax purposes, cost of investments owned at June 30, 2007 was $527,794,542, resulting in net unrealized appreciation of $72,143,944, of which $83,391,972 related to appreciated securities and $11,248,028 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$3,376,262
Distributed ordinary income	3,645,692
Undistributed ordinary income	743,548

Realized long-term capital gains	–
Distributed long-term capital gains	–
Undistributed long-term capital gains	–

Capital loss carryover	–

Post-October losses deferred	1,960

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2011	$158,499,931

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2007	2006

Shares issued from sale of shares:
Class A	4,124	5,674
Class B	85	200
Class C	47	131
Class Y	11	18
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	424	216
Class B	1	–
Class C	1	–
Class Y	7	5
Shares redeemed:
Class A	(16,649)	(15,665)
Class B	(912)	(663)
Class C	(212)	(206)
Class Y	(201)	(26)

Decrease in outstanding capital shares	(13,274)	(10,316)

Value issued from sale of shares:
Class A	$34,744	$44,453
Class B	678	1,503
Class C	385	996
Class Y	95	147
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,539	1,700
Class B	8	–
Class C	4	–
Class Y	61	39
Value redeemed:
Class A	(138,640)	(121,850)
Class B	(7,253)	(4,988)
Class C	(1,691)	(1,548)
Class Y	(1,701)	(208)

Decrease in outstanding capital	$(109,771)	$(79,756)

NOTE 6 - Futures

The Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Retirement Shares, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund"), as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Retirement Shares, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Class A
9-13-06	$0.01500	$0.01500	$–	$–	$0.01450	$0.00050	$–
12-13-06	0.02500	0.02500	–	–	0.02410	0.00090	–
3-14-07	0.00400	0.00400	–	–	0.00400	–	–
6-13-07	0.01000	0.01000	–	–	0.01000	–	–

Total	$0.05400	$0.05400	$–	$–	$0.05260	$0.00140	$–

Class B
9-13-06	$–	$–	$–	$–	$–	$–	$–
12-13-06	0.00300	0.00300	–	–	0.00290	0.00010	–
3-14-07	–	–	–	–	–	–	–
6-13-07	–	–	–	–	–	–	–

Total	$0.00300	$0.00300	$–	$–	$0.00290	$0.00010	$–

Class C
9-13-06	$–	$–	$–	$–	$–	$–	$–
12-13-06	0.00600	0.00600	–	–	0.00580	0.00020	–
3-14-07	–	–	–	–	–	–	–
6-13-07	–	–	–	–	–	–	–

Total	$0.00600	$0.00600	$–	$–	$0.00580	$0.00020	$–

Class Y
9-13-06	$0.02100	$0.02100	$–	$–	$0.02020	$0.00080	$–
12-13-06	0.03200	0.03200	–	–	0.03080	0.00120	–
3-14-07	0.01100	0.01100	–	–	0.01100	–	–
6-13-07	0.01800	0.01800	–	–	0.01800	–	–

Total	$0.08200	$0.08200	$–	$–	$0.08000	$0.00200	$–

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Retirement Shares, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1997	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1007A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$15,800
		2007	16,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,700
		2007	1,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$2,200
		2007	3,050

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$570
		2007	490

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,470 and $5,340 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Retirement Shares, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007